                                                                   Exhibit 25.1


===============================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]

                                   ---------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
              (Exact name of trustee as specified in its charter)


                                                            95-3571558
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

700 South Flower Street
Suite 500
Los Angeles, California                                     90017
(Address of principal executive offices)                    (Zip code)

                                   ---------

                             DELTA AIR LINES, INC.
              (Exact name of obligor as specified in its charter)


Delaware                                                    58-0218548
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

Hartsfield-Jackson Atlanta International Airport
Atlanta, Georgia                                            30320
(Address of principal executive offices)                    (Zip code)

                                   ---------

                          8.00% Senior Notes due 2007
                      (Title of the indenture securities)

===============================================================================

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


Name                                                     Address

Comptroller of the Currency
United States Department of
the Treasury                                    Washington, D.C. 20219

Federal Reserve Bank                            San Francisco, California 94105

Federal Deposit Insurance Corporation           Washington, D.C. 20429


         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

         1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

         2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

         3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

         4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

         6. The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE


         Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Jacksonville, and State of Florida, on the 27th day of January, 2005.


                                THE BANK OF NEW YORK TRUST COMPANY, N.A.

                                By: /s/ Derek Kettel
                                    -------------------------------------------
                                Name: Derek Kettel
                                Title: Vice President

                                                                      EXHIBIT 7

                      Consolidated Report of Condition of
                   THE BANK OF NEW YORK TRUST COMPANY, N.A.
           of 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017

         At the close of business November 30, 2004, published in accordance with Federal regulatory authority instructions.


                                                                               Dollar Amounts
                                                                               in Thousands

ASSETS

Cash and balances due from
     depository institutions:
     Noninterest-bearing balances and currency and coin ..............            11,020
     Interest-bearing balances .......................................                20
Securities:
     Held-to-maturity securities .....................................             8,930
     Available-for-sale securities ...................................            29,892
Federal funds sold and securities
     purchased under agreements to resell:
     Federal funds sold ..............................................            25,700
     Securities purchased under agreements to resell .................           111,000
Loans and lease financing receivables:
     Loans and leases held for sale ..................................                 0
     Loans and leases, net of unearned income ........................                 0
     LESS: Allowance for loan and lease losses .......................                 0
     Loans and leases, net of unearned
          income and allowance .......................................                 0
Trading assets .......................................................                 0
Premises and fixed assets (including capitalized leases) .............             2,365
Other real estate owned ..............................................                 0
Investments in unconsolidated
     subsidiaries and associated companies ...........................                 0
Customers' liability to this bank
     on acceptances outstanding ......................................                 0
Intangible assets:
     Goodwill ........................................................           237,448
     Other Intangible Assets .........................................            17,614
Other assets .........................................................            25,184
                                                                                --------
Total assets .........................................................          $469,173
                                                                                ========

LIABILITIES

Deposits:
     In domestic offices
     Noninterest-bearing .............................................             12,587
     Interest-bearing ................................................                  0
Not applicable

Federal funds purchased and securities sold
     under agreements to repurchase:
     Federal funds purchased .........................................                  0
     Securities sold under agreements to repurchase ..................                  0
Trading liabilities ..................................................                  0
Other borrowed money:
     (includes mortgage indebtedness and
     obligations under capitalized leases) ...........................             58,193
Not applicable
Bank's liability on acceptances
     executed and outstanding ........................................                  0
Subordinated notes and debentures ....................................                  0
Other liabilities ....................................................             45,767
                                                                                ---------
Total liabilities ....................................................          $ 116,548
                                                                                =========
Minority interest in consolidated subsidiaries .......................                  0

EQUITY CAPITAL

Perpetual preferred stock and related surplus ........................                  0
Common stock .........................................................              1,000
Surplus ..............................................................            294,050
Retained earnings ....................................................             57,632
Accumulated other comprehensive income
Other equity capital components ......................................                (57)
                                                                                ---------
Total equity capital .................................................          $ 352,625
                                                                                ---------
Total liabilities, minority interest, and equity capital .............          $ 469,173
                                                                                =========


         I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

         Thomas J. Mastro       )                 Comptroller


         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

         Richard G. Jackson     )
         Nicholas C. English    )                 Directors
         Karen B. Shupenko      )